Exhibit (14)(b)


                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and the reference to our Firm in the Combined Prospectus/Proxy Statement under the caption "Information Relating to the Reorganization - Federal Income Taxes" that is included in the Pre-Effective Amendment to the Registration Statement on Form N-14 of Allegiant Funds.


                                           /s/ Drinker Biddle & Reath LLP
                                           ------------------------------
                                           Drinker Biddle & Reath LLP

Dated:  May 26, 2009